Capital Lease Obligations and Restricted Cash	12 Months Ended
Dec. 31, 2013
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Capital Lease Obligations and Restricted Cash
10.	Capital Lease Obligations and Restricted Cash

Capital Lease Obligations

	December 31, 2013 $	December 31, 2012 $
RasGas II LNG Carriers	472,806	472,085
Suezmax Tankers	125,523	165,489

Total	598,329	637,574
Less current portion	31,668	70,272

Long-term portion	566,661	567,302

RasGas II LNG Carriers. As at December 31, 2013, Teekay LNG was a party, as lessee, to 30-year capital lease arrangements relating to three LNG carriers (or the RasGas II LNG Carriers) that operate under time-charter contracts with Ras Laffan Liquefied Natural Gas Company Limited (II) (or RasGas II), a joint venture between Qatar Petroleum and ExxonMobil RasGas Inc., a subsidiary of Exxon Mobil Corporation. Teekay LNG has a 70% share in the leases for the RasGas II LNG Carriers.

Under the terms of the RasGas II LNG Carriers capital lease arrangements, the lessor claims tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks are assumed by the lessee. Lease payments under the lease arrangements are based on certain tax and financial assumptions at the commencement of the leases. If an assumption proves to be incorrect, the lessor is entitled to increase the lease payments to maintain its agreed after-tax margin. The Company’s carrying amount of the tax indemnification guarantee as at December 31, 2013 and 2012 was $15.0 million and $15.5 million, respectively, and is included as part of other long-term liabilities in the Company’s consolidated balance sheets.

The tax indemnification is for the duration of the lease contract with the third party plus the years it would take for the lease payments to be statute barred, and ends in 2041. Although there is no maximum potential amount of future payments, the Company may terminate the lease arrangements on a voluntary basis at any time. If the lease arrangements terminate, the Company will be required to pay termination sums to the lessor sufficient to repay the lessor’s investment in the vessels and to compensate it for the tax-effect of the terminations, including recapture of any tax depreciation (see Note 16c).

At their inception, the weighted-average interest rate implicit in these leases was 5.2%. These capital leases are variable-rate capital leases. As at December 31, 2013, the commitments under these capital leases approximated $953.1 million, including imputed interest of $480.3 million, repayable as follows:

Year	Commitment
2014	$24,000
2015	$24,000
2016	$24,000
2017	$24,000
2018	$24,000
Thereafter	$833,128

As the payments in the next five years only cover a portion of the estimated interest expense, the lease obligation will continue to increase. Starting in 2024, the lease payments will increase to cover both interest and principal to commence reduction of the principal portion of the lease obligations.

Suezmax Tankers. During 2013, the Company was a party to capital leases on five Suezmax tankers. Under these capital leases, the owner has the option to require the Company to purchase the five vessels. The charterer, who is also the owner, also has the option to cancel the charter contracts. For two of the five Suezmax tankers, the cancellation options were first exercisable in August 2013 and November 2013, respectively. In July 2013, the Company received notification of termination from the owner for these two vessels. The owner reached an agreement to sell both vessels, the Tenerife Spirit and the Algeciras Spirit, to a third party. The Tenerife Spirit was sold in December 2013 and the Algeciras Spirit was sold in February 2014. Upon sale of the vessels, the Company was not required to pay the balance of the capital lease obligations, as the vessels under capital leases were returned to the owner and the capital lease obligations were concurrently extinguished.

The amounts in the table above assume the owner will not exercise its options to require the Company to purchase any of the three remaining vessels from the owner, but rather it assumes the owner will cancel the charter contracts when the cancellation right is first exercisable (April 2014, October 2017 and July 2018, respectively), which is the 13th year anniversary of each respective contract and sell the vessel to a third party, upon which the lease obligation will be extinguished. At the inception of these leases, the weighted-average interest rate implicit in these leases was 7.4%. These capital leases are variable-rate capital leases. However, any change in the lease payments resulting from changes in interest rates is offset by a corresponding change in the charter hire payments received by the Company.

Restricted Cash

Under the terms of the capital leases for the RasGas II LNG Carriers, the Company is required to have on deposit with financial institutions an amount of cash that, together with interest earned on the deposits, will equal the remaining amounts owing under the leases. These cash deposits are restricted to being used for capital lease payments and have been fully funded primarily with term loans (see Note 8).

As at December 31, 2013 and 2012, the amount of restricted cash on deposit for the three RasGas II LNG Carriers was $475.6 million and $475.5 million, respectively. As at December 31, 2013 and 2012, the weighted-average interest rates earned on the deposits were 0.3% and 0.4%, respectively. These rates do not reflect the effect of related interest rate swaps (see Note 15).

The Company also maintains restricted cash deposits relating to certain term loans and other obligations, which totaled $27.1 million and $58.3 million as at December 31, 2013 and 2012, respectively.